Amplify BlackSwan Growth & Treasury Core ETF
Schedule of Investments
December 31, 2024 (Unaudited)

U.S. TREASURY SECURITIES - 87.5%		Par	Value
United States Treasury Note/Bond
0.63%, 05/15/2030		$28,147,000	$23,099,231
0.88%, 11/15/2030		28,114,000	23,006,257
1.63%, 05/15/2031		27,197,000	22,948,000
1.38%, 11/15/2031		28,020,000	22,900,877
2.88%, 05/15/2032		25,417,000	22,833,104
4.13%, 11/15/2032		23,366,000	22,795,541
3.38%, 05/15/2033		24,738,000	22,741,566
4.50%, 11/15/2033		22,803,000	22,710,363
4.38%, 05/15/2034		23,010,000	22,668,445
4.25%, 11/15/2034		23,217,000	22,620,251
TOTAL U.S. TREASURY SECURITIES (Cost $237,866,385)			228,323,635

PURCHASED OPTIONS - 12.1%	Notional Amount	Contracts	Value
Call Options - 12.1%(a)(b)			$–
SPDR S&P 500 ETF, Expiration: 06/20/2025; Exercise Price: $510.00	$112,585,968	1,921	$17,799,026
SPDR S&P 500 ETF, Expiration: 12/19/2025; Exercise Price: $585.01	164,864,304	2,813	13,852,759
TOTAL PURCHASED OPTIONS (Cost $30,458,131)			31,651,785

SHORT-TERM INVESTMENTS - 0.7%		Shares	Value
Money Market Funds - 0.7%
Dreyfus Treasury Securities Cash Management (c)		1	1
Invesco Government & Agency Portfolio - Institutional Class, 4.42% (c)		1,749,502	1,749,502
TOTAL SHORT-TERM INVESTMENTS (Cost $1,749,503)			1,749,503

TOTAL INVESTMENTS - 100.3% (Cost $270,074,019)			261,724,923
Liabilities in Excess of Other Assets - (0.3)%			(705,113)
TOTAL NET ASSETS - 100.0%			$261,019,810
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	100 shares per contract.
(b)	Exchange-traded.
(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify BlackSwan Growth & Treasury Core ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$–	$228,323,635	$–	$228,323,635
Purchased Options	–	31,651,785	–	31,651,785
Money Market Funds	1,749,503	–	–	1,749,503
Total Investments	$1,749,503	$259,975,420	$–	$261,724,923

Refer to the Schedule of Investments for further disaggregation of investment categories.